                   OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                A Series of Oppenheimer Variable Account Funds
                   Supplement dated January 17, 2003 to the
                         Prospectus dated May 1, 2002

   The  supplements  dated May 21, 2002 and January 13, 2003 to the Prospectus are withdrawn.

   The Prospectus is changed as follows:

1.    The Prospectus is changed by replacing the paragraph  titled  "Portfolio
      Managers" on page 8 with the following:

      "Portfolio  Managers.  Effective January 13, 2003, the equity portion of the Fund's  portfolio  is managed by  Emmanuel  Ferreira,  supported  by
      other  members  of  the  Manager's   value   portfolio   team,  and  the
      fixed-income  portion of the portfolio is managed by Angelo Manioudakis, supported  by other  members of the  Manager's  high-grade  fixed-income team. Mr.  Ferreira and Mr.  Manioudakis  are primarily  responsible for
      the  day-to-day   management  of  the  Fund's  portfolio  and  are  Vice
      Presidents of the Fund. Mr.  Ferreira is a Vice President of the Manager
      and Mr. Manioudakis is a Senior Vice President of the Manager.  Prior to
      joining  the  Manager in January  2003,  Mr.  Ferriera  was a  portfolio manager  at Lashire  Investments  (1999-2003),  and a senior  analyst at
      Mark Asset  Management  (1997-1999).  Prior to joining the Manager,  Mr.
      Manioudakis  was  a  portfolio  manager  at  Morgan  Stanley  Investment
      Management (from August 1993 to April 2002)."

      January 17, 2003                                      PS0670.005